UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 10, 2007

MEDICAL SOLUTIONS MANAGEMENT INC.

(Exact name of registrant as specified in its charter)

Nevada	000-13858	86-0214815
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

237 Cedar Hill Street

Marlboro, MA 01752

(Address of principal executive offices) (Zip Code)

(508) 597-6300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On July 10, 2007, Medical Solutions Management Inc. (the “Registrant”) entered into a Warrant and Debenture Amendment Agreement (the “Agreement”) with Nite Capital, L.P., Apogee Financial Investments, Inc., Midtown Partners & Co., LLC, Douglas Arnold and Marshall Sterman (collectively, the “Investors”) and Vicis Capital Master Fund (“Vicis”) to amend the outstanding warrants and debentures previously issued to the Investors and Vicis. In exchange for $2,100,000 in cash from Vicis, the Registrant agreed to reduce the warrant price in the outstanding warrants issued to Vicis to $0.01 and reduce the conversion price of the outstanding debentures issued to Vicis to $0.10, as well as eliminate certain exercise limitations provisions. The Agreement also provides for the reduction of the warrant price in the outstanding warrants issued to Investors to $0.20.

In connection with the Agreement, the Registrant and Vicis also entered into a Third Amendment to the Guarantee Fee, Reimbursement and Indemnification Agreement (the “Third Amendment”). The Third Amendment limits the number of warrants to be issued to Vicis in the event of non-payment pursuant to the Guarantee Fee, Reimbursement and Indemnification Agreement to warrants totaling 4,000,000 shares of common stock. All other terms of the Guarantee Fee, Reimbursement and Indemnification Agreement remain the same. Attached as Exhibits 10.1 and 10.2 to this report are copies of the Agreement and the Third Amendment, respectively.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
10.1	Warrant and Debenture Amendment Agreement dated as of July 10, 2007 by and among the Registrant and Nite Capital, L.P., Apogee Financial Investments, Inc., Midtown Partners & Co., LLC, Douglas Arnold and Marshall Sterman and Vicis Capital Master Fund

10.2	Third Amendment to Guarantee Fee, Reimbursement and Indemnification Agreement dated as of July 10, 2007 by and between the Registrant and Vicis Capital Master Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 11, 2007

MEDICAL SOLUTIONS MANAGEMENT INC.

By:	/s/ Kenneth Fischer
Kenneth Fischer
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
10.1	Warrant and Debenture Amendment Agreement dated as of July 10, 2007 by and among the Registrant and Nite Capital, L.P., Apogee Financial Investments, Inc., Midtown Partners & Co., LLC, Douglas Arnold and Marshall Sterman and Vicis Capital Master Fund

10.2	Third Amendment to Guarantee Fee, Reimbursement and Indemnification Agreement dated as of July 10, 2007 by and between the Registrant and Vicis Capital Master Fund